ELEVATION ETF TRUST

SUMMIT WATER INFRASTRUCTURE MULTIFACTOR ETF (NYSE ARCA: WTRX)

SUPPLEMENT DATED MARCH 12, 2018

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRUARY 28, 2018

On March 12, 2018, the Board of Trustees of the Elevation ETF Trust authorized an orderly liquidation of the Summit Water Infrastructure Multifactor ETF (the “Fund”). The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From March 12, 2018 through April 2, 2018, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund’s cash holdings.

The Fund will close to new investors on March 26, 2018, and the NYSE ARCA will halt trading in the Fund before the opening of trading on April 2, 2018. The effective date of the Fund’s liquidation shall be April 2, 2018 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on April 2, 2018 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund’s shares between the last day of trading on NYSE Arca (March 29, 2018) and the liquidation date (April 2, 2018).

For additional information regarding the liquidation, shareholders of the Fund may call 844.809.3557.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE